UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: September 14, 2009
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
On September 14, 2009, Paychex, Inc. (“Paychex”) issued a press release announcing the appointment of Delbert Humenik as Senior Vice President of Sales and Marketing effective September 14, 2009. The press release is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).
Mr. Humenik, age 48, is a senior sales and marketing executive with more than 20 years experience in sales management, organizational design and development, and financial planning. Most recently, he served as senior vice president and general manager for R.H. Donnelly Corporation, a leading national consumer and business-to-business local commercial search company, since 2007. From 2005 to 2006, he was Senior Vice President for R.H. Donnelly and from 2002 to 2005 he was Senior Vice President at Verizon Communications, a world leader in communications services. During his 20-year tenure with Verizon, Mr. Humenik held various sales management and executive leadership positions.
Mr. Humenik will participate in the same compensation and benefit arrangements available to other officers of Paychex. Effective on the close of business September 28, 2009, the Board of Directors of Paychex has approved a grant of non-qualified stock options in a value of $275,000 and shares of restricted stock in a value of $225,000 for Mr. Humenik under the Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005). The option exercise price and quantities for both the non-qualified stock options and restricted stock shares will be determined at the close of business September 28, 2009 when that day’s closing market price is known. The stock options will vest 20% per year over five years. The terms of the restricted stock grant are detailed in the Restricted Stock Award Agreement, herein incorporated by reference to Exhibit 10.16 to Paychex’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 20, 2009.
In connection with his employment, Mr. Humenik also signed a standard confidentiality, non-solicitation, and non-compete agreement. The agreement precludes Mr. Humenik from:
•	competing with Paychex while an employee and for 12 months after separation from Paychex;

•	soliciting clients or referral sources for 24 months after separation from Paychex; and

•	recruiting or hiring, or attempting to recruit or hire, any employee for 24 months after separation from Paychex.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
The following exhibit is filed with this Form 8-K.
Exhibit 99.1: Press Release of Paychex, Inc. dated September 14, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: September 15, 2009	/s/ Jonathan J. Judge
Jonathan J. Judge
President and Chief Executive Officer

Date: September 15, 2009	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer, and Secretary

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